                                                                EXHIBIT 10.24-01
--------------------------------------------------------------------------------

                           El Paso Electric Company

                   Chase Bank of Texas, National Association
                        not in its individual capacity,
                 but solely in its capacity as trustee of the
                         Rio Grande Resources Trust II

                              Amendment Agreement

                                  dated as of
                               February 8, 1999,

                                    to the
                         $100,000,000 Credit Agreement


                                  dated as of
                              February 12, 1996,
                         as amended and restated as of
                               February 8, 1999,


                           The Chase Manhattan Bank
                           as Administrative Agent,
                               Collateral Agent
                               and Issuing Bank

                        Union Bank of California, N.A.
                            as Documentation Agent

                      Barclays Bank PLC, New York Branch
                             as Syndication Agent

                                ______________

                             Chase Securities Inc.
                       as Book Manager and Lead Arranger
--------------------------------------------------------------------------------
         CHASE

                                                                  CONFORMED COPY



                    AMENDMENT AGREEMENT dated as of February 8, 1999 (this
               "Amendment Agreement"), among EL PASO ELECTRIC COMPANY, a Texas corporation ("El Paso"), CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, a national banking association, not in its individual capacity, but solely in its capacity as trustee of the Rio Grande Resources Trust II (the "Trustee"; each of El Paso and the Trustee are referred to individually herein as a "Borrower" and collectively as the "Borrowers"), the lenders listed on the signature pages hereof under the captions "Departing Lenders" (the "Departing Lenders"), "Continuing Lenders" (the "Continuing Lenders") and "Additional Lenders" (the "Additional Lenders", and, together with the Continuing Lenders, the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation ("Chase"), as issuing bank (in such capacity, the "Issuing Bank"), as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent (in such capacity, the "Collateral Agent") for the Lenders, UNION BANK OF CALIFORNIA, N.A., as documentation agent (the "Documentation Agent"), and BARCLAYS BANK PLC, NEW YORK BRANCH, as syndication agent (the "Syndication Agent").


     A. The Borrowers, the Departing Lenders, the Continuing Lenders, the Administrative Agent, the Collateral Agent and the Issuing Bank are parties to a Credit Agreement dated as of February 12, 1996, as amended as of February 12, 1996 and July 31, 1997 (the "Original Credit Agreement").

     B. The Departing Lenders and certain Continuing Lenders wish to assign all or a portion of their interests in (i) the outstanding Loans and (ii) the outstanding Letters of Credit under the Original Credit Agreement to the Additional Lenders and certain other Continuing Lenders, and the Additional Lenders and such Continuing Lenders are willing to accept such assignments.

     C. The Borrowers have requested, and the other parties hereto have agreed, upon the terms and subject to the conditions set forth or referred to herein, that the Original Credit Agreement be amended and restated upon the effectiveness of the assignments referred to in paragraph B above in the form of the Amended and Restated Credit Agreement set forth as Exhibit A hereto (the "Restated Credit Agreement").

     D. Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:


     SECTION 1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Restated Credit Agreement.

     SECTION 2. Assignments. (a) On and as of the Restatement Closing Date, subject to the conditions set forth in Section 7 hereof, each of the Departing Lenders, Continuing Lenders and Additional Lenders shall sell, assign and transfer, or purchase and assume, as the case may be, such interests in (i) the Commitments (as defined in the Original Credit Agreement), (ii) the outstanding Loans (as defined in the Original Credit Agreement), and (iii) the participations in the Letters of Credit outstanding as of the Restatement Closing Date (the "Existing Letters of Credit"), in each case as shall be necessary in order that, after giving effect to all such assignments and purchases, the Commitments, the Loans and the participations in the Existing Letters of Credit will be held by the Continuing Lenders and Additional Lenders ratably in accordance with their Commitments as set forth in Schedule 2.01 to the Restated Credit

Agreement. Each Lender purchasing interests of any type under this Section 2 shall be deemed to have purchased such interests from each Departing Lender and Continuing Lender selling interests of such type ratably in accordance with the amounts of such interests sold by them. The assignments and purchases provided for in this Section 2 shall be without recourse, warranty or representation, except that each assigning Lender shall be deemed to have represented that it is the legal and beneficial owner of the interests assigned by it and that such interests are free and clear of any adverse claim, and the purchase price for each such assignment and purchase shall equal the principal amount of the Loans purchased. Concurrently with the effectiveness of the assignments and purchases provided for above, the Departing Lenders shall cease to be parties to the Original Credit Agreement and shall be released from all further obligations thereunder and shall have no further rights to or interest in any of the Collateral (as defined in the Original Credit Agreement); provided, however, that the Departing Lenders shall continue to be entitled to the benefits of Sections 2.12, 2.14, 2.18 and 11.05 of the Original Credit Agreement as in effect immediately prior to the Restatement Closing Date.

     (b) On the Restatement Closing Date, (i) each Additional Lender and each Continuing Lender that is purchasing interests in the Commitments and the outstanding Loans pursuant to paragraph (a) above shall pay the purchase price for the interests purchased by it pursuant to such paragraph (a) by wire transfer of immediately available funds to the Administrative Agent in New York, New York, not later than 12:00 (noon), New York City time, and (ii) the Administrative Agent shall pay to each Departing Lender and each Continuing Lender that is assigning interests in outstanding Loans pursuant to paragraph
(a) above, out of the amounts received by the Administrative Agent from each Additional Lender and Continuing Lender pursuant to clause (i) of this paragraph
(b), the purchase price for the interests assigned by it pursuant to such paragraph (a) by wire transfer of immediately available funds not later than 3:00 p.m., New York City time.

     (c) Each of the parties hereto hereby consents to the assignments and purchases provided for in paragraphs (a) and (b) above and agrees that (i) each Additional Lender and each Continuing Lender that is purchasing interests in the Commitments and the outstanding Loans pursuant to paragraph (a) above are assignees of the Departing Lenders and certain Continuing Lenders permitted under Section 11.04 of the Original Credit Agreement and (ii) each Additional Lender and each Continuing Lender shall have all the rights and obligations of a Lender under the Restated Credit Agreement with respect to the interests purchased by it pursuant to such paragraphs. The Borrowers further agree that if any Lender shall default in the payment of any amount due from it under paragraph (b) above, the Borrowers shall promptly pay the defaulted amount to the Administrative Agent by wire transfer of immediately available funds, together with interest on such amount at the Alternate Base Rate from the Restatement Closing Date to the date of payment. Upon any such payment by the Borrowers, (i) the Borrowers shall be subrogated to all rights of the assigning Lender against the defaulting Lender and (ii) the Borrowers shall have the right, at the defaulting Lender's expense, upon notice to the defaulting Lender and to the Administrative Agent, to require such defaulting Lender to transfer and assign without recourse all its interests, rights and obligations under the Restated Credit Agreement to another financial institution which shall assume such interests, rights and obligations; provided that (A) no such assignment shall conflict with any law, rule or regulation or order of any Governmental Authority, (B) the assignee shall pay to the defaulting Lender, in immediately available funds on the date of such assignment, the outstanding principal of and interest accrued to the date of payment on the Loans made or deemed made by such defaulting Lender under the Restated Credit Agreement, if any, and all other amounts accrued for such defaulting Lender's account or owed to it under the Restated Credit Agreement and (C) if the defaulting Lender shall not have reimbursed the Borrowers for the defaulted amount paid by the Borrowers pursuant to paragraph (b) above, the assignee shall pay to the Borrowers, in immediately available funds on the date of such assignment, the amount of and interest accrued to the date of payment on, such defaulted amount.

     SECTION 3. Amendment and Restatement of the Original Credit Agreement. (a) The Borrowers, the Additional Lenders, the Continuing Lenders, the Issuing Bank, the Administrative Agent, the Collateral

Agent, the Documentation Agent and the Syndication Agent agree that the Original Credit Agreement (including all Exhibits and Schedules thereto) is hereby amended and restated, effective as of the Restatement Closing Date, to read in its entirety as set forth in Exhibit A hereto. As used in the Restated Credit Agreement, the terms "Agreement", "this Agreement", "herein", "hereinafter", "hereto", "hereof" and words of similar import shall, unless the context otherwise requires and except as provided above, mean the Original Credit Agreement as amended and restated by this Amendment Agreement.

     (b) On the Restatement Closing Date, upon the effectiveness of the Restated Credit Agreement, (i) each Loan outstanding under the Original Credit Agreement shall be deemed to be a Loan under the Restated Credit Agreement and (ii) each Existing Letter of Credit shall be deemed to be a Letter of Credit issued under the Restated Credit Agreement, and the amount of the unused Commitments shall be adjusted accordingly.

     (c) Schedule I hereto sets forth the principal amount and type of each Loan held by each Lender on the Restatement Closing Date, after giving effect to the transactions contemplated by Section 2 above and this Section 3. The Borrowers shall cause all Borrowings outstanding immediately prior to the Restatement Closing Date to be ABR Borrowings.

     SECTION 4. Amendment of the Purchase Contract. The Additional Lenders and the Continuing Lenders hereby consent to the amendment of the Purchase Contract as set forth in Exhibit B hereto.

     SECTION 5. Representations and Warranties. The Borrowers hereby make to each of the other parties hereto, on the date hereof and on the Restatement Closing Date, each of the representations and warranties contained in Article III of the Restated Credit Agreement, and each of such representations and warranties is hereby incorporated by reference herein.

     SECTION 6. Fees; Interest. (a) On the Restatement Closing Date, simultaneously with the making of the assignments provided for in Section 2, the Borrowers shall pay (i) to the Administrative Agent, for the accounts of the Departing Lenders and Continuing Lenders, the fees payable pursuant to Section
2.05 of the Original Credit Agreement which have accrued for the period from the last date such fees were paid to but excluding the Restatement Closing Date and
(ii) for the account of the Administrative Agent and the Lenders entitled thereto, the fees and expenses referred to in Section 4.02(d) of the Restated Credit Agreement. The fees and expenses described in this Section 6 shall be payable in immediately available funds. Once paid, such fees shall not be refundable under any circumstances.

     (b) On the Restatement Closing Date, simultaneously with the making of the assignments provided for in Section 2, the Borrowers shall pay to the Administrative Agent, for the accounts of the Departing Lenders and the Continuing Lenders, all unpaid interest accrued to but excluding the Restatement Closing Date on the Loans (as defined in the Original Credit Agreement) of each such Lender.

     SECTION 7. Conditions Precedent. The obligation of each Continuing Lender and each Additional Lender to purchase the assignments provided for in Section 2 hereof, the amendment and restatement of the Original Credit Agreement provided for in Section 3 hereof and the consent to the amendment of the Purchase Agreement provided for in Section 4 hereof on the Restatement Closing Date shall be subject to the satisfaction of all of the conditions precedent contained in
Article IV of the Restated Credit Agreement, and each of such conditions precedent is hereby incorporated by reference herein.

     SECTION 8. Applicable Law. THIS AMENDMENT AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     SECTION 9. No Novation. Neither this Amendment Agreement nor the execution, delivery or effectiveness of the Restated Credit Agreement shall extinguish the obligations for the payment of money outstanding under the Original Credit Agreement or discharge or release the Lien or priority of any security agreement, any pledge agreement or any other security therefor. Nothing herein contained shall be construed as a substitution or novation of the Obligations outstanding under the Original Credit Agreement or instruments securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment Agreement, the Restated Credit Agreement or any other document contemplated hereby or thereby shall be construed as a release or other discharge of either of the Borrowers under the Original Credit Agreement or any Guarantor under any Loan Document (as defined in the Original Credit Agreement) from any of its obligations and liabilities thereunder. Each of the Original Credit Agreement and the other Loan Documents (as defined in the Original Credit Agreement) shall remain in full force and effect, until and except as modified hereby or thereby in connection herewith or therewith. This Amendment Agreement shall constitute a Loan Document for all purposes of the Original Credit Agreement and the Restated Credit Agreement.

     SECTION 10. Notices. All notices hereunder shall be given in accordance with the provisions of Section 11.01 of the Restated Credit Agreement and in the case of the Departing Lenders to the addresses referred to in Section 11.01 of the Original Credit Agreement.

     SECTION 11. Counterparts. This Amendment Agreement may be executed in two or more counterparts, each of which when taken together shall constitute but one contract, and shall become effective as provided in Section 13 hereof. Delivery of an executed signature page to this Amendment Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart hereof.

     SECTION 12. Headings. The headings of this Amendment Agreement are for convenience of reference only, are not part of this Amendment Agreement and are not to be taken into consideration in interpreting this Amendment Agreement.

     SECTION 13. Effectiveness; Amendment. Subject to the conditions of Section 7 hereof, this Amendment Agreement shall become effective on the Restatement Closing Date if (a) it shall have been executed by each Borrower and the Administrative Agent and (b) the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the parties hereto. This Amendment Agreement may not be amended nor may any provision hereof be waived except pursuant to a writing signed by each of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement to be duly executed by their duly authorized officers, all as of the date and year first above written.


                              El PASO ELECTRIC COMPANY,

                                  by
                                         /s/   Gary R. Hedrick
                                      -----------------------------------------
                                      Name:    Gary R. Hedrick
                                      Title:   Vice President, Treasurer,
                                               and Chief Financial Officer


                              CHASE BANK OF TEXAS, NATIONAL ASSOCIATION, not in its individual capacity, but solely in its capacity as Trustee,

                                  by
                                         /s/   Kathryn M. Houston
                                      -----------------------------------------
                                      Name:    Kathryn M. Houston
                                      Title:   Vice President


                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent, Collateral Agent and Issuing Bank,

                                  by
                                         /s/   Robert W. Mathews
                                      -----------------------------------------
                                      Name:    Robert W. Mathews
                                      Title:   Vice President


                              UNION BANK OF CALIFORNIA, N.A., individually and as Documentation Agent,

                                  by
                                         /s/   David Musicant
                                      -----------------------------------------
                                      Name:    David Musicant
                                      Title:   Vice President


                              BARCLAYS BANK PLC, NEW YORK BRANCH, individually and as Syndication Agent,

                                  by
                                         /s/   Sydney G. Dennis
                                      -----------------------------------------
                                      Name:    Sydney G. Dennis
                                      Title:   Director

                             Continuing Lenders
                             ------------------

                             CREDIT LYONNAIS NEW YORK BRANCH,

                                by
                                          /s/   Robert  Ivosevich
                                      -----------------------------------------
                                      Name:     Robert Ivosevich
                                      Title:    Senior Vice President


                             GUARANTY BANK, F.S.B.,

                                by
                                          /s/   Mark L. Wayne
                                      -----------------------------------------
                                      Name:     Mark L. Wayne
                                      Title:    Vice President


                             Additional Lenders
                             ------------------

                             ABN AMRO BANK N.V.,

                                by
                                           /s/   Kevin S. McFadden
                                      -----------------------------------------
                                      Name:     Kevin S. McFadden
                                      Title:    Vice President and Director


                                by
                                         /s/    Kris A. Grosshans
                                      -----------------------------------------
                                      Name:     Kris A. Grosshans
                                      Title:    Vice President and Director


                             BANKBOSTON, N.A.,

                                by
                                          /s/   Michael Kane
                                      -----------------------------------------
                                      Name:     Michael Kane
                                      Title:    Managing Director


                             Departing Lenders
                             -----------------

                             COMMERCIAL LOAN FUNDING TRUST I, by Lehman
                             Commercial Paper Inc., not in its individual capacity but solely as administrative agent,

                                by
                                          /s/   Michele Swanson
                                      -----------------------------------------
                                      Name:     Michele Swanson
                                      Title:    Authorized Signatory

                             OCTAGON LOAN TRUST,

                                by
                                          /s/   Joyce C. DeLucca
                                      -----------------------------------------
                                      Name:     Joyce C. DeLucca
                                      Title:    Managing Director


                             SPS SWAPS,

                                by
                                          /s/   Anna Maria Beissel
                                      ----------------------------------------
                                      Name:     Anna Maria Beissel
                                      Title:    Vice President

                                                                      Schedule I

                                       Loans
===================================================================================
Lender                                      Type of Loan        Principal Amount
===================================================================================
The Chase Manhattan Bank                  ABR Loan                    $7,223,520.00
-----------------------------------------------------------------------------------
Barclays Bank PLC, New York Branch        ABR Loan                    $7,223,520.00
-----------------------------------------------------------------------------------
Union Bank of California, N.A.            ABR Loan                    $7,223,520.00
-----------------------------------------------------------------------------------
ABN AMRO Bank                             ABR Loan                    $7,223,520.00
-----------------------------------------------------------------------------------
Credit Lyonnais, New York Branch          ABR Loan                    $5,417,640.00
-----------------------------------------------------------------------------------
Guaranty Federal Bank, F.S.B              ABR Loan                    $5,417,640.00
-----------------------------------------------------------------------------------
BankBoston, N.A.                          ABR Loan                    $5,417,640.00
===================================================================================